SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          TROY FINANCIAL CORPORATION
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     _________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     _________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     _________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     _________________________________________________________________________

     5) Total fee paid:

     _________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: ________________________________________________

     2) Form, Schedule or Registration Statement No.: __________________________

     3) Filing Party: __________________________________________________________

     4) Date Filed: ____________________________________________________________

                           TROY FINANCIAL CORPORATION

                               [GRAPHIC OMITTED]

                                                               January 10, 2000

TO THE SHAREHOLDERS OF
TROY FINANCIAL CORPORATION:

     You are cordially invited to attend the annual meeting of shareholders (the "Annual Meeting") of Troy Financial Corporation ("Troy") to be held on Thursday, February 10, 2000, at 10:00 a.m. Eastern Time, at The Century House, 997 New Loudon Road, Route 9, Latham, NY 12110.

     At the Annual Meeting, you will be asked: (i) to elect three directors, each to serve for a three-year term and (ii) to transact such other business as may properly come before the Annual Meeting or any adjournments of the meeting.

     The Board of Directors unanimously recommends that you vote FOR the election of all the Board's nominees for election as directors. We encourage you to read the accompanying Proxy Statement, which provides information regarding Troy and the matters to be voted on at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                        Sincerely,

                                        /s/ Daniel J. Hogarty, Jr.
                                        -------------------------------
                                        Daniel J. Hogarty, Jr.
                                        Chairman, President and Chief
                                        Executive Officer

                          TROY FINANCIAL CORPORATION
                               32 SECOND STREET
                             TROY, NEW YORK 12180
                                (518) 270-3211

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 10, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Troy Financial Corporation (the "Company") will be held at The Century House, 997 New Loudon Road, Route 9, Latham, NY 12110 on February 10, 2000, at 10:00 a.m., Eastern Time, and at any adjournment thereof, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

       1. To elect three directors for a term of three years, or until their successors have been elected and qualified;

       2. To transact such other business as may properly come before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other matters which may properly come before the Annual Meeting.

     Shareholders of the Company of record at the close of business on December 27, 1999 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                        By Order of the Board of Directors

                                        /s/ Daniel J. Hogarty, Jr.
                                        ----------------------------------------
                                        Daniel J. Hogarty, Jr.
                                        Chairman, President and Chief
                                        Executive Officer

Troy, New York
January 10, 2000

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                          TROY FINANCIAL CORPORATION
                               32 SECOND STREET
                             TROY, NEW YORK 12180

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 10, 2000

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement, which is first being mailed on or about January 10, 2000, is furnished to shareholders of Troy Financial Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the 2000 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at The Century House, 997 New Loudon Road, Route 9, Latham, NY 12110 on February 10, 2000 at 10:00 a.m., Eastern Time, and at any adjournment thereof. The Annual Meeting has been called for the purposes set forth in the Notice of Annual Meeting.

     The proxies solicited hereby, if properly signed and returned to the Company and not revoked prior to their use, will be voted in accordance with the instructions contained therein by a member of the law firm of Pattison, Sampson, Ginsberg & Griffin, PC, which has been duly appointed by the Board of Directors to vote such proxies. If no contrary instructions are given, each proxy will be voted FOR the election of the nominees of the Board of Directors, and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the person appointed as proxy.

     Any shareholder giving a proxy has the power to revoke it any time before it is exercised by (i) filing with the Corporate Secretary of the Company written notice thereof (Kevin M. O'Bryan, Senior Vice President and Secretary, Troy Financial Corporation, 32 Second Street, Troy, New York 12180), (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and giving the Corporate Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

     The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter presented. The close of business on December 27, 1999 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. The number of shares of Common Stock outstanding on December 27, 1999 was 11,219,921. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Shareholders' votes will be tabulated by the person appointed by the Board of Directors to act as inspector of election of the Annual Meeting. Under Delaware corporate law, directors are elected by a plurality of the votes of the shares present (in person or represented by proxy) at the Annual Meeting and entitled to vote at the Annual Meeting. Unless otherwise required by law or the Company's Certificate of Incorporation or Bylaws, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the shares present (either in person or represented by proxy) at the Annual Meeting and entitled to vote on the matter at the Annual Meeting.

     Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

     At the Annual Meeting, three directors will be elected to serve for three-year terms. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. If, however, any person nominated by the Board fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. There are no cumulative voting rights in the election of directors.

     The Board of Directors currently consists of nine members, and is divided into three classes, each of which is composed of three directors. The term of office of only one class of directors expires in each year, and their successors are elected for terms of up to three years and until their successors are elected and qualified. Messrs. Daniel J. Hogarty, Jr., Willie A. Hammett and
Thomas B. Healy, whose terms expire at the 2000 Annual Meeting, have been nominated to stand for reelection at the 2000 Annual Meeting for a term expiring in 2003. Assuming election of all nominees, Troy's Board of Directors will continue to consist of 9 directors in three classes which are composed of three directors each.

INFORMATION AS TO NOMINEES AND OTHER DIRECTORS

     The following table sets forth the names of the Board of Directors' nominees for election as directors and the current directors of Troy whose offices continue beyond the Annual Meeting. Also set forth is certain other information with respect to each such person's age at December 31, 1999, the periods during which such person has served as a director of Troy and positions currently held with Troy.


DIRECTOR NOMINEES FOR A            AGE AT          DIRECTOR     EXPIRATION     POSITIONS HELD WITH
THREE-YEAR TERM:             DECEMBER 31, 1999       SINCE        OF TERM       TROY AND TROY BANK
-------------------------   -------------------   ----------   ------------   --------------------
Daniel J. Hogarty, Jr.              60              1999          2000        Chairman,
                                                                              President and
                                                                              Chief Executive
                                                                              Officer

Willie A. Hammett                   55              1999          2000        Director
Thomas B. Healy                     53              1999          2000        Director


                                 AGE AT          DIRECTOR     EXPIRATION     POSITIONS HELD WITH
CONTINUING DIRECTORS:      DECEMBER 31, 1999       SINCE        OF TERM      TROY AND TROY BANK
-----------------------   -------------------   ----------   ------------   --------------------
George H. Arakelian               65              1999          2001              Director
Richard B. Devane                 65              1999          2001              Director
Michael E. Fleming                69              1999          2002              Director
Keith D. Millsop                  73              1999          2002              Director
Edward G. O'Haire                 68              1999          2001              Director
Marvin L. Wulf                    74              1999          2002              Director

BIOGRAPHICAL INFORMATION

Directors of Troy Financial

     Daniel J. Hogarty, Jr. has been Chairman of the Board, President and Chief Executive Officer of Troy Financial since its formation in 1998. He joined Troy Savings in 1985 and has been Troy Savings' President, Chief Executive Officer and a trustee since that time. Mr. Hogarty also serves as President and/or Director of nine of Troy Savings' subsidiaries.

     George H. Arakelian has been a Director of Troy Financial since its formation in 1998. He has served as a trustee of Troy Savings since 1988. Mr. Arakelian is President and Chairman of the Board of Standard Manufacturer Co., Inc., a manufacturer of outerwear and sportswear located in Troy, New York.

     Richard B. Devane has been a Director of Troy Financial since its formation in 1998. He has served as a trustee of Troy Savings since 1970. Mr. Devane is President of Devane, Inc., a carpet and flooring contractor, and is a real estate broker with Devane Realty, both of which are located in Troy, New York.

     Michael E. Fleming, DDS has been a Director of Troy Financial since its formation in 1998. He has served as a trustee of Troy Savings since 1980. Dr. Fleming is a retired orthodontist in Troy, New York.

     Willie A. Hammett has been a Director of Troy Financial since its formation in 1998. He has served as a trustee of Troy Savings since 1990. Mr. Hammett is Vice President of Student Services at Hudson Valley Community College located in Troy, New York.

     Thomas B. Healy has been a Director of Troy Financial since its formation in 1998. He has served as a trustee of Troy Savings since 1995. Mr. Healy is Senior Vice President of Investments at Prudential Securities, Inc., located in Albany, New York.

     Keith D. Millsop has been a Director of Troy Financial since its formation in 1998. He has served as a trustee of Troy Savings since 1979. Mr. Millsop is a retired Manager of Industrial Relations at Ford Motor Company's Plant in Green Island, New York.

     Edward G. O'Haire has been a Director of Troy Financial since its formation in 1998. He has served as a trustee of Troy Savings since 1979. Mr. O'Haire is President of Ryan & O'Haire Agency, Inc. located in Troy, New York.

     Marvin L. Wulf has been a Director of Troy Financial since its formation in 1998. He has served as a trustee of Troy Savings since 1973. Mr. Wulf is an Economic Development Specialist for the City of Troy, New York.

CERTAIN BOARD COMMITTEES; NOMINATIONS BY SHAREHOLDERS

     The entire Board of Directors, excluding Mr. Hogarty, serves as a standing Audit Committee that oversees Troy Financial's financial reporting process, the system of internal financial and accounting controls, the audit process and compliance with applicable laws and regulations. The Audit Committee reviews Troy Financial's annual financial statements, including management's discussion and analysis and regulatory examination findings. The Audit Committee recommends the appointment of independent auditors. During the fiscal year ended September 30, 1999, the Audit Committee held eight meetings.

     The entire Board of Directors, excluding Mr. Hogarty, also serves as a Compensation Committee that reviews and makes determinations as to employee and executive officer compensation. The Compensation Committee also recommends long-term incentive plan awards. During the fiscal year ended September 30, 1999, the Compensation Committee held one meeting.

     The Board of Directors acts as the full Nominating Committee for selecting nominees for election as directors. During 1999, the Nominating Committee held one meeting. Troy's Bylaws also permit shareholders eligible to vote at the Annual Meeting to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to the Secretary of Troy. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of Troy not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 70 days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders. If less than 70 days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, notice by the shareholder to be timely must be received by Troy not later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. A shareholder's notice of nomination must also set forth certain information specified in Section 3.5 of the Corporation's Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

     During 1999, Troy Financial held 15 meetings of its Board of Directors. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings held by the Board of Directors during the period that such individual served and (ii) the total number of meetings held by all committees of the Board on which the director served during the period that such individual served.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF ITS DIRECTOR NOMINEES.

                                  MANAGEMENT

EXECUTIVE OFFICERS OF TROY FINANCIAL

     The executive officers of Troy Financial are the same as the executive officers of Troy Savings Bank. They are appointed annually and hold office until their respective successors are chosen and qualified or until their death, earlier resignation or removal from office. The following table shows information regarding the executive officers.


                                   AGE AS OF                  POSITION(S) HELD
             NAME              DECEMBER 31, 1999      WITH TROY FINANCIAL AND THE BANK
----------------------------- ------------------- ----------------------------------------
     Daniel J. Hogarty, Jr.           60          Chairman of the Board of Troy
                                                  Financial; Director of Troy Savings;
                                                  President and Chief Executive Officer
     Kevin M. O'Bryan                 50          Senior Vice President; Secretary
     Michael C. Mahar                 52          Senior Vice President
     Edward M. Maziejka, Jr           40          Vice President; Chief Financial Officer


Executive Officers of Troy Financial

     Kevin M. O'Bryan, Senior Vice President and Secretary of Troy Financial since its formation in 1998, he joined Troy Savings in 1976 and is a Senior Vice President and Troy Savings' Chief Credit Officer and Secretary. Mr. O'Bryan's primary responsibilities include oversight of all of Troy Savings' lending departments. Prior to his appointment as Senior Vice President and Chief Credit Officer in 1992, Mr. O'Bryan held numerous positions in Troy Savings' commercial mortgage department. Mr. O'Bryan is also Secretary and Director of FMB, Troy S.B. Real Estate Co., Inc., The Family Advertising Co., T.S. Real Property, Inc., Realty Umbrella, Ltd., and 32 Second Street, Inc., all of which are subsidiaries of Troy Savings. Mr. O'Bryan is also President and Director of Camel Hill Corporation, 507 Height, and T.S. Capital Corp., which are also subsidiaries of Troy Savings.

     Michael C. Mahar, Senior Vice President of Troy Financial since its formation in 1998, he joined Troy Savings in 1988 and is a Senior Vice President of Troy Savings. Mr. Mahar's primary responsibilities include oversight of Troy Savings' retail banking, deposit services, sales and marketing, and operations. Prior to that appointment in 1992, Mr. Mahar was the director of Troy Savings' commercial lending program.

     Edward M. Maziejka, Jr., Vice President and Chief Financial Officer of Troy Financial since its formation in 1998, he joined Troy Savings in 1988 and is Troy Savings' Chief Financial Officer. Prior to that appointment in 1993, Mr. Maziejka was Vice President of Financial Administration of Troy Savings.
Mr. Maziejka is also Treasurer and Director of FMB, Troy S.B. Real Estate Co., Inc., The Family Advertising Co., T.S. Real Property, Inc., Realty Umbrella,
Ltd., and 32 Second Street, Inc., all of which are subsidiaries of Troy Savings. Mr. Maziejka also serves as Assistant Treasurer of The Family Insurance Agency, Inc., as Treasurer and Secretary of T.S. Capital Corp., and as Secretary, Treasurer and Director of Camel Hill Corporation, which are also subsidiaries of Troy Savings.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and certain other compensation paid by Troy Savings for services rendered in all capacities during 1999, 1998 and 1997, to the President and Chief Executive Officer and all executive officers who received compensation in excess of $100,000. The Company has not granted any stock appreciation rights to its executive officers. No options were granted in the 1999 fiscal year; however, options were granted to executive officers after October 1, 1999 as part of Troy Financial's Long-Term Equity Compensation Plan.

                          SUMMARY COMPENSATION TABLE


                                                              LONG TERM
                               ANNUAL COMPENSATION       COMPENSATION AWARDS
                          ----------------------------- --------------------
    NAME AND PRINCIPAL                                       RESTRICTED                  ALL OTHER
        POSITIONS          YEAR     SALARY      BONUS       STOCK AWARDS      OPTIONS   COMPENSATION
------------------------- ------ ----------- ---------- -------------------- --------- -------------
                                     ($)         ($)             ($)            (#)         (1)
                                 ----------- ---------- -------------------- --------- -------------
Daniel J. Hogarty, Jr     1999   $603,074       --               --             --        $11,160
President and Chief       1998   $577,967       --               --             --        $11,128
 Executive Officer        1997   $487,038       --               --             --        $10,628

Kevin M. O'Bryan          1999   $169,348    $ 5,000             --             --        $ 5,068
Senior Vice President,    1998   $151,048       --               --             --        $ 8,574
Chief Credit Officer      1997   $134,663       --               --             --        $ 4,990
 and Secretary

                          1999   $104,979    $ 7,500             --             --        $ 4,160
Michael C. Mahar          1998   $ 94,885       --               --             --        $ 4,128
Senior Vice President     1997   $ 84,884       --               --             --        $ 1,128

                          1999   $ 90,072    $12,500             --             --        $ 2,230
Edward M. Maziejka, Jr.   1998   $ 83,384       --               --             --        $ 3,340
Chief Financial Officer   1997   $ 74,903       --               --             --        $ 3,292

----------
(1) Includes life insurance premiums of $1,160, $1,160, $1,160 and $1,160 on behalf of Messers. Hogarty, O'Bryan, Mahar and Maziejka, 401(k) plan contributions of $10,000, $908 and $1,070, on behalf of Messrs. Hogarty, O'Bryan and Maziejka, and an automobile allowance of $3,000, for each of Messrs. O'Bryan and Mahar.

COMPENSATION OF DIRECTORS

     Directors of Troy Savings receive fees of $1,375 per board meeting attended and fees ranging from $250 to $850 per committee meeting attended, depending on the type of committee. No separate fees are paid to directors in their role as directors of Troy Financial. Troy Financial and Troy Savings intend to engage a compensation consultant to study the level and structure of compensation paid to the directors, as compared to similarly situated publicly traded financial institutions and, upon review of such study, may revise the amount of fees paid to such directors.

     In addition, Troy Savings has implemented a Trustees Deferred Compensation Plan (the "Deferred Compensation Plan") that allows its directors to make pre-tax contributions to any of the following benefit accounts: retirement, education or fixed period. Retirement benefits can be paid in one lump sum payment, in installments for up to 10 years or as a life annuity. The payments may be deferred for up to 10 years beyond a participant's retirement date. Education accounts can be opened for up to four students, who are 13 years old or younger. Payments are made in four installments beginning after January 1 of the year in which the student turns 18. Fixed period distributions are made as soon as possible after January 1 of the year in which the account matures. The minimum maturity date is five years.

     Troy Savings retains the right to contribute additional funds to a participant's account. All amounts contributed to the Deferred Compensation Plan are always 100% vested. In the event of termination, death, or disability, a participant or his beneficiary will receive a lump sum payment distribution from his accounts.

EMPLOYMENT AGREEMENTS

     Troy Financial has entered into employment agreements with Messrs. Hogarty, O'Bryan and Mahar (the "Employment Agreements"). These Employment
Agreements have an initial term of three years, with possible year-to-year renewals. In addition, Messrs. Hogarty, O'Bryan and Mahar are entitled to specified annual salary, plus annual cost of living and merit increases, discretionary bonuses, participation in all benefit and compensation plans and car or automobile allowance. As of October 1, 1999, Troy Financial entered into a similar agreement with Mr. Maziejka.

     As of September 30, 1999, the base salaries for Messrs. Hogarty, O'Bryan and Mahar are $600,000, $160,000 and $100,000 respectively.

     Troy Financial and Troy Savings may terminate an executive officer's employment at any time during the term of an Employment Agreement. Unless the termination is for "cause" (as defined in the Employment Agreement), Troy Financial and Troy Savings will be required to pay each executive officer three times his annual base salary plus bonus and the value of the additional retirement benefits that the executive officer would have been entitled to receive under Troy Savings' qualified benefit plans and Supplemental Retirement and Benefits Restoration Plan ("Supplemental Plan") if the executive officer had continued to be employed for three years. These amounts will be paid in a lump sum.

     Troy Financial and Troy Savings will also provide the terminated executive with insurance and other non-pension benefits for three years, outplacement services indemnification and director and officer liability insurance.

     In addition, following a termination without cause or if an executive officer terminates his employment agreement with "good reason" (as defined in the Employment Agreements), the executive officer will be fully vested, except to the extent limited by applicable regulations, in stock options, Restricted Stock, the Supplemental Plan and any other benefit that would otherwise be forfeited.

     If the executive officer is subject to the federal excise tax imposed on excess parachute payments, Troy Financial and Troy Savings will pay to the executive officer a gross-up amount sufficient, after all taxes, to pay the excise tax and any interest and penalties. However, if making the gross-up payment would not produce a net after-tax benefit to the executive officer of at least $50,000 more than the amount the executive officer could receive without triggering the excise tax, the amounts payable to the executive officer will be reduced as necessary to avoid the excise tax.

     After termination, the executive officer cannot be employed during a specified noncompetition period with a substantial competitor (as defined in the Employment Agreements) of Troy Savings or Troy Financial if the executive officer terminates his employment without consent and without good reason or if Troy Financial and Troy Savings terminate the officer's employment for cause.

     The noncompetition period is one year or the remaining term of the agreement plus six months, whichever is less. The Employment Agreements also contain provisions relating to unauthorized disclosure of confidential information and return of written materials upon termination of employment.

DEFINED BENEFIT PENSION PLAN

     Troy Savings maintains a non-contributory defined benefit pension plan covering substantially all of its full-time salaried employees (the "Pension Plan"). A participant is 100% vested after five years of service, upon attaining normal retirement age or upon a change of control.

     The normal retirement benefit (generally at age 65) is based on the participant's highest three-year average annual base earnings during the participant's final 10-years of participation, subject to a limitation on the amount of compensation that can be taken into account under the Internal Revenue Code (the "IRC"). The annual benefit provided to a participant at normal retirement age is:

     o 2% of average annual  earnings,  times years of credited  service,  up to
32.5 years, plus

     o .4% of average annual earnings that exceed 50% of the Social Security wage base, times years of credited service, up to 30 years.

     An unreduced annual retirement benefit, calculated in the same manner as described above, will be provided to a participant who:

     o is eligible for an early retirement benefit (generally age 60 with five years of service or age 55 with 10 years of service) and elects to defer the payment of the benefit to normal retirement age;

     o has attained age 60 and completed 30 years of service, or attained age 62 and completed 25 years of service, and elects to receive payment of the benefit before normal retirement age; or

     o postpones annual benefits beyond normal retirement age.

If a participant begins receiving early retirement benefits before satisfying the foregoing age and service requirements, his benefits will be actuarially reduced.

     The  Pension  Plan  also  provides  a  surviving   spouse  benefit  if  the
participant dies before retirement or other termination of employment with a vested retirement benefit.

SUPPLEMENTAL RETIREMENT AND BENEFIT RESTORATION PLAN

     Troy Savings has implemented a non-tax qualified Supplemental Retirement and Benefit Restoration Plan (the "Supplemental Plan") to provide additional benefits to designated employees. Messrs. Hogarty, O'Bryan, and Mahar participate in the Supplemental Plan. Participants receive additional retirement benefits that cannot be provided under Troy Savings' qualified retirement plans, because of limitations in effect under the IRC. In addition, the Supplemental Plan makes up for benefits lost under the Employee Stock Ownership Plan ("ESOP") allocation procedures if participants retire or otherwise terminate employment before the ESOP has repaid the funds it borrowed to purchase common stock.

     Each participant in the Supplemental Plan is entitled to an annual pension amount at age 65 equal to 65% of his average annual earnings (the "Pension Amount"), reduced by any amounts actually payable under the Pension Plan and an offset amount. The benefit will be fully vested upon completion of five years of service, including service before adoption, and will be reduced in proportion to years of service if the participant retires or terminates employment before age
65. No more than $500,000 of Mr. Hogarty's annual compensation will be counted. In the event of the participant's death, the Pension Amount (reduced by the death benefit payable under the Pension Plan) will be paid to his surviving spouse for life, beginning when the participant would have reached age 65. The Pension Amount will be actuarially reduced if benefits are paid before the participant attains age 65, unless the participant is eligible for an unreduced early retirement benefit under the Pension Plan, and will be reduced by the benefit payable at that time under the Pension Plan.

     Each participant in the Supplemental Plan is also entitled to an annual defined contribution amount, based on the matching contribution Troy Savings would make to the 401(k) Plan, if any, if the participant made the maximum allowable pre-tax contribution, and there were no nondiscrimination limitations, reduced by the maximum matching contribution that could actually be made under such circumstances, but applying existing nondiscrimination provisions. The defined contribution amounts are reflected in a bookkeeping account on Troy Savings' books, which are credited with earnings based on the performance of investments selected by the participant. The defined contribution amounts are fully vested and are paid in a lump sum upon the participant's retirement or other termination of employment.

     Each participant in the Supplemental Plan is also entitled, at retirement or other termination of employment, to an additional benefit if shares have not been allocated under the ESOP because the ESOP has not repaid its loan. The benefit will be based on the number of shares of common stock that were allocated to the participant under the ESOP during the last plan year before the retirement, termination of employment or change of control, multiplied by the number of years remaining in the term of the ESOP loan. The vesting provisions of the ESOP apply to the ESOP Replacement Benefit.

     Participants' rights to benefits under the Supplemental Plan are limited to those of general unsecured creditors of Troy Savings. Troy Savings may establish a trust to provide funds to pay benefits under the Supplemental Plan, but the assets of the trust will be subject to claims of Troy Savings' creditors in the event of insolvency and, if the trust invests in Troy Financial's common stock, Troy Savings will have the right to substitute other assets for the common stock.

     The following table sets forth, as of September 30, 1999, estimated annual Supplemental Plan benefits, including benefits received under the Pension Plan, for individuals at age 65 for various levels of compensation. The figures in this table are based upon the assumption that the Supplemental Plan continues in its present form and do not reflect Social Security benefits and benefits payable under the ESOP.


 FINAL AVERAGE SALARY     PENSION AMOUNT
----------------------   ---------------
$  75,000                    $ 48,750
  100,000                    $ 65,000
  125,000                    $ 81,250
  150,000                    $ 97,500
  200,000                    $130,000
  300,000                    $195,000
  400,000                    $360,000
  500,000 or more            $325,000


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors comprises eight non-employee directors. The Committee determines, executive officer salaries, bonuses and certain other forms of compensation, and as of the beginning of fiscal 2000, recommends long-term incentive awards. In fiscal 1999, in connection with the conversion of The Troy Savings Bank to the stock form organization, Troy Financial retained an independent compensation consultant, and in that regard received an opinion that the total compensation is reasonable in comparison to the total compensation provided by similarly situated publicly-traded financial institutions. The Compensation Committee also sought the advice of that consultant in connection with the grant of options in fiscal 2000, and is further studying the compensation of the Chief Executive Officer.

     Set forth below is a report addressing Troy Financial's compensation policies for fiscal year 1999 as they affected Troy Financial's executive officers.

     Compensation Policies for Executive Officers. Troy Financial's executive compensation policies are designed to provide competitive levels of compensation, to assist Troy Financial in attracting and retaining qualified executives and to encourage superior performance. In determining levels of executive officers' overall compensation, the Compensation Committee considers the qualifications and experience of the persons concerned, the size of the institution and the complexity of its operations, the financial condition, including income, of the institution, the compensation paid to other persons employed by the institution and the compensation paid to persons having similar duties and responsibilities in comparable financial institutions. The Compensation Committee employs outside consultants and refers to published survey data in establishing compensation.

     Relationship of Performance to Executive Compensation. Compensation paid or awarded to Troy Financial's executive officers in 1999 consisted of the following components: base salary and bonuses. While each of these components has a separate purpose and may have a different relative value to the total, a significant portion of the total compensation package is highly dependent on the financial success of Troy Financial and total return to shareholders. Generally, base salaries for executive officers are at or below the average salaries paid for comparable positions at other financial institutions.

     Base Salary. The Compensation Committee reviews executive base salaries annually. Base salary is intended to signal the internal value of the position and to track with the external marketplace. All executive officers presently serve pursuant to employment agreements that provide for a minimum base salary that may not be reduced without the consent of the executive officer. In establishing the 1999 salary for each executive officer, the Compensation Committee considered the officer's responsibilities, qualifications and experience, the size of the institution and the complexity of its operations, the financial condition of the institution (based on levels of income, asset quality and capital), and compensation paid to persons having similar duties and responsibilities in comparable financial institutions.

     Stock Compensation Plans. Troy Financial approved a Long-Term Equity Compensation Plan in October, 1999 that provides directors, officers, employees and independent contractors with a proprietary interest in Troy Financial as an incentive to contribute to its success. Because Troy Financial's fiscal year ends on September 30, 1999, no options or shares of restricted stock were granted to employees during the 1999 fiscal year.

     Other. In addition to the compensation paid to executive officers as described above, executive officers received, along with and on the same terms as other employees, certain benefits pursuant to a 401(k) Savings Plan and the ESOP. All salaried or commissioned employees who have attained age 21 and completed one year of employment are eligible to participate in the 401(k) Savings Plan. Participants may contribute from 2% to 15% of their base compensation to the 401(k) Savings Plan on a pre-tax basis. Participants are permitted to borrow against their account balances in the 401(k) Savings Plan and are eligible to receive hardship distributions from their pre-tax contributions. For the year ended September 30, 1999, Troy Savings' contributions to the 401(k) Savings Plan on behalf of Messrs. Hogarty, O'Bryan and Maziejka were $10,000, $908 and $1,070 respectively.

     In addition, Troy Savings has implemented the ESOP, which is a noncontributory, tax-qualified stock purchase plan that invests primarily in common stock of Troy Financial. The ESOP is designed to meet the applicable requirements of a leveraged employee stock ownership plan as described in the IRC and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, as such, the ESOP is permitted to borrow in order to finance purchases of common stock.

     CEO Compensation. The Compensation Committee, in determining the compensation for the Chief Executive Officer, considers Troy Financial's size and complexity, financial condition and results and progress in meeting strategic objectives. The Chief Executive Officer's 1999 cash compensation was $603,074 compared to $577,967 in fiscal 1998. As noted above, Troy Financial retained an independent compensation consultant, and in that regard received an opinion that the total compensation is reasonable in comparison to the total compensation provided by similarly situated publicly-traded financial institutions. The Compensation Committee also sought the advice of that consultant in connection with the grant of options in fiscal 2000, and is further studying the compensation of the Chief Executive Officer. For the year 1999, the Compensation Committee intended that total compensation for the Chief Executive Officer be reasonable in comparison to similarly situated publicly-traded financial institutions.

     Internal Revenue Code Section 162(m). In 1993, the IRC was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million (section 162(m) of the IRC), unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring Troy Financial's compensation programs and in determining executive compensation, the Committee takes into consideration the deductibility limit for compensation.

                            COMPENSATION COMMITTEE
                            ----------------------
                               Willie A. Hammett
                                Thomas B. Healy
                              George H. Arakelian
                               Richard B. Devane
                              Michael E. Fleming
                               Keith D. Millsop
                               Edward G. O'Haire
                                Marvin L. Wulf

Compensation Committee Interlocks and Insider Participation

     From time to time Troy Financial makes loans to its directors and executive officers and related persons and entities for the financing of homes, as well as home improvement, consumer and commercial loans. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

CERTAIN RELATIONSHIPS

     Directors, officers and employees of Troy Financial or Troy Savings are permitted to borrow from Troy Savings to the extent permitted by New York law and the regulations of the Board of Governors of the Federal Reserve System. Under applicable New York law, Troy Savings may make first or second mortgage loans to officers provided that each such loan is secured by the officer's primary residence and is authorized in writing by the Board of Directors. In addition, Troy Savings makes consumer loans and commercial real estate and commercial business loans to officers and directors and related persons consistent with applicable law. Except as described below, all loans made by Troy Savings to directors and executive officers or their associates and related entities have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. It is the belief of management that, at the time of origination, these loans neither involved more than the normal risk of collectability nor presented any other unfavorable features.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Troy Financial's directors and officers, and persons who own more than 10% of its Common Stock, to file with the Securities and Exchange Commission initial reports of ownership of Troy Financial's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to Troy Financial, the Corporation believes that during the fiscal year ended September 30, 1999 all Section 16(a) filing requirements applicable to Troy's officers, directors, and more than 10% owners were complied with on a timely basis.

                           STOCK OWNED BY MANAGEMENT

     The following table sets forth information as of December 27, 1999 with respect to the amount of Troy Common Stock beneficially owned by each director of Troy, each nominee for election as a director, each of the named executive officers and by all directors and executive officers of Troy Financial as a group.


                                             NUMBER OF SHARES AND NATURE OF    PERCENT OF COMMON STOCK
       NAME AND POSITION WITH TROY                BENEFICIAL OWNERSHIP               OUTSTANDING
-----------------------------------------   -------------------------------   -------------------------
Daniel J. Hogarty, Jr.                                  100,440                           0.90
 Chairman, President and
 Chief Executive Officer

George H. Arakelian                                     120,000                           1.07
 Director

Richard B. Devane                                         2,000                           0.02
 Director

Michael E. Fleming                                       30,000                           0.27
 Director

Willie A. Hammett                                        17,646                           0.16
 Director

Thomas B. Healy                                          50,000                           0.45
 Director

Keith D. Millsop                                         40,000                           0.36
 Director

Edward G. O'Haire                                        40,136                           0.36
 Director

Marvin L. Wulf                                           16,349                           0.15
 Director

Michael C. Mahar                                          6,265                           0.06
 Senior Vice President

Edward M. Maziejka, Jr.                                   7,795                           0.07
 Vice President, Chief Financial Officer

Kevin M. O'Bryan                                         10,369                           0.09
 Senior Vice President, Secretary

All Directors and                                       441,000                           3.93
 Executive Officers
 as a Group (12 persons)

                        COMPARATIVE COMPANY PERFORMANCE

     The following graph sets forth comparative information regarding Troy Financial's cumulative shareholder return on its Common Stock over the last three fiscal quarters. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) for the measurement period plus share price change for a period by the share price at the beginning of the measurement period. Troy Financial's cumulative shareholder return over a two-quarter period is based on an investment of $100 on March 31, 1999 and is compared to the cumulative total return of the Standard & Poor's 500 Index ("S&P 500 Index") and the NASDAQ Bank Index.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                   TROY, S&P 500 INDEX AND NASDAQ BANK INDEX

                               [GRAPHIC OMITTED]


                                                   PERIOD ENDING
                                      ---------------------------------------
INDEX                                   3/31/99       6/30/99       9/30/99
-----------------------------------   -----------   -----------   -----------
       TROY FINANCIAL CORPORATION         100.00        104.38        108.13
       S&P 500                            100.00        106.71         99.72
       NASDAQ BANK                        100.00        106.67         96.15


                 DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                       FOR INCLUSION IN PROXY STATEMENT

     Any proposal that a Troy shareholder wishes to have included in Troy's proxy statement and form of proxy relating to Troy's 2001 annual meeting of shareholders under Rule 14a-8 of the Securities and Exchange Commission must be received by Troy's secretary at Troy Financial Corporation, 32 Second Street, Troy, New York 12180 by September 30, 2000. Nothing in this paragraph shall be deemed to require Troy to include in its proxy statement and form of proxy for such meeting any shareholder proposal that does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any other proposal for consideration by shareholders at Troy's 2001 annual meeting of shareholders must be delivered to, or mailed to and received by, the secretary of Troy not less that 60 days nor more than 90 days prior to the date of the meeting if Troy gives at least 70 days' notice or prior public disclosure of the meeting date to shareholders.

                    ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report to Shareholders for the year ended September 30, 1999 accompanies this Proxy Statement.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 1999 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO:

            KEVIN M. O'BRYAN
            SENIOR VICE PRESIDENT AND CORPORATE SECRETARY
            TROY FINANCIAL CORPORATION
            32 SECOND STREET
            TROY, NEW YORK 12180

THIS FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

                                        By order of the Board of Directors

                                        /s/ Daniel J. Hogarty, Jr.
                                        ---------------------------------------
                                        Daniel J. Hogarty, Jr.
                                        Chairman, President and Chief
                                        Executive Officer

Troy, New York
January 10, 2000



[X] PLEASE MARK VOTES                        REVOCABLE PROXY                                                          With-  For all
    AS IN THIS EXAMPLE                  TROY FINANCIAL CORPORATION                                             For    hold    Except

       ANNUAL MEETING OF SHAREHOLDERS                             1. To elect three directors for three-year   [ ]     [ ]    [ ]
             February 10, 2000                                       terms (Proposal 1)

 The undersigned shareholder of Troy Financial Corporation        Nominees: Daniel J. Hogarty, Jr.
("Troy" or the "Corporation") hereby appoints  Lambert  L.                  Willie A. Hammett
Ginsberg and F. Redmond Griffin, as proxies, such  persons                  Thomas B. Healy
being duly appointed by the Board of  Directors  with  the
power to appoint an appropriate substitute,  to  cast  all        INSTRUCTION: To withhold authority  to  vote  for  any  individual
votes that the undersigned shareholder is entitled to cast        nominee(s), mark "For All  Except"  and  write  the  name  of  the
at the annual meeting  of  the  shareholders (the  "Annual        nominee(s) in the space provided below.
Meeting") to be  held  at  10:00  a.m.  Eastern  Time,  on
Thursday, February 10, 2000, at The Century House, 997 New
Loudon Road, Route 9, Latham, NY 12110 and at any adjourn-       ------------------------------------------------------------------
ments thereof, upon the following matters. The undersigned
shareholder hereby revokes any proxy or proxies heretofore
given.
                                                                  2. The Proxies are authorized to vote upon such other business  as may properly come  before  the  Annual Meeting, or any adjourn-
                                                                     ments of the meeting, in accordance with the determination of a majority of the Corporation's Board of Directors.


                                                                  PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE
                                                                  FEBRUARY 10, 2000 ANNUAL STOCKHOLDERS MEETING                 [  ]

                                                                     The proxy will be voted as directed  by  the undersigned share-
                                                                  holder. Unless contrary direction is given,  this  proxy  will  be voted FOR the election of the nominees listed in Proposal  1,  and
Please be sure to sign and date    -------------------------      in accordance with the determination of a majority of the Board of
  this Proxy in the box below.     Date                           Directors as to any other matters. The undersigned shareholder may
------------------------------------------------------------      revoke this proxy at any time before it is voted by delivering  to the Secretary of the Corporation either a  written  revocation  of
                                                                  he proxy or a duly executed proxy bearing a  later  date,  or   by
                                                                  appearing at the Annual Meeting and voting in person.  The  under-
                                                                  signed shareholder hereby acknowledges receipt of  the  Notice  of
---Stockholder sign above---Co-holder (if any) sign above---      Annual Meeting and Proxy Statement.


------------------------------------------------------------------------------------------------------------------------------------
                             Detach above card, sign, date and mail in postage paid envelope provided.

                                                     TROY FINANCIAL CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
 Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee,  guardian,  attorney-in-fact, and  any  other fiduciary should sign and indicate his or her full title. When stock has been issued in the  name  of  two  or  more persons, all should sign.

              IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------
